                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                   ----------------

                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported):  AUGUST 15,
          1996



                           ALLEGHENY TELEDYNE INCORPORATED
                (Exact name of registrant as specified in its charter)



                    DELAWARE              1-12001             25-1792394
          (State or other jurisdiction  (Commission         (IRS Employer
                of incorporation)       File Number)    Identification No.)


             1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA   15222-5479
               (Address of principal executive offices)     (Zip code)



          Registrant's telephone number, including area code:  412-394-2800


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          Item 5.   Other Events.
                    ------------

                    Effective as of August 15, 1996, Allegheny Teledyne Incorporated (the "Company") entered into (i) a First Supplemental Indenture with Allegheny Ludlum Corporation, a wholly owned subsidiary of the Company ("Allegheny Ludlum"), and The Chase Manhattan Bank (National Association), as Trustee, with respect to Allegheny Ludlum's 6.95% Debentures Due December 15, 2025, a copy of which has been filed as Exhibit 4.1 hereto and is incorporated by reference herein, (ii) a Fourth Supplemental Indenture with Teledyne, Inc., a wholly owned subsidiary of the Company ("Teledyne"), and Harris Trust Company of California, as Trustee, with respect to Teledyne's 7% Subordinated Debentures Due 1999, a copy of which has been filed as Exhibit 4.2 hereto and is incorporated by reference herein, and (iii) a Third Supplemental Indenture with Teledyne and Union Bank of California, N.A., as Trustee, with respect to Teledyne's 10% Subordinated Debentures Due 2004, Series A and Series C, a copy of which has been filed as Exhibit 4.3 hereto and is incorporated by reference herein. The debt securities of Allegheny Ludlum referred to in clause (i) of the preceding sentence are hereafter referred to as the "Allegheny Ludlum Debt Securities," and the debt securities of Teledyne referred to in clauses (ii) and (iii) of the preceding sentence are hereafter referred to collectively as the "Teledyne Securities." Pursuant to such Supplemental Indentures, the Company has guaranteed the due and punctual payment of the principal of (and premium, if any) and interest on the Allegheny Ludlum Debt Securities and Teledyne Debt Securities that are the subject thereof, in each case on the terms provided therein. The Teledyne Debt Securities are listed on the New York Stock Exchange and the Allegheny Ludlum Debt Securities trade in The Depositary Trust Company's Same-Day Funds Settlement System.

                    By virtue of the Supplemental Indentures and subject to the following sentence, Allegheny Ludlum and Teledyne will be exempt, pursuant to Section 12(h) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from the respective reporting obligations they would otherwise have with regard to the Allegheny Ludlum Debt Securities and the Teledyne Debt Securities, respectively, to file separate reports under Section 13 or 15(d) of the Exchange Act. The Company will include summarized financial information with respect to Allegheny Ludlum and Teledyne in the notes to the Company's audited consolidated financial statements included or incorporated by reference in the Company's annual reports on Form 10-K pursuant to Securities and Exchange Commission Staff Accounting Bulletin No. 53.
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          Item 7.   Financial Statements, Pro Forma Financial Information
                    and Exhibits.
                    -----------------------------------------------------

               (a)  Not applicable.

               (b)  Not applicable.

               (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

                                                                 Exhibit
                              Description                          No.
                              -----------                        --------

          First Supplemental Indenture by and among                   4.1
          Allegheny Teledyne Incorporated, Allegheny
          Ludlum Corporation and The Chase Manhattan
          Bank (National Association), as Trustee, dated as of August 15, 1996

          Fourth Supplemental Indenture by and among                  4.2
          Allegheny Teledyne Incorporated, Teledyne, Inc.
          and Harris Trust Company of California, as Trustee, dated as of August 15, 1996

          Third Supplemental Indenture by and among                   4.3
          Allegheny Teledyne Incorporated, Teledyne,
          Inc. and Union Bank of California, N.A., as
          Trustee, dated as of August 15, 1996


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                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Allegheny Teledyne Incorporated



          Date:  August __, 1996        By:  /s/Jon D. Walton
                                             ------------------------
                                             Jon D. Walton
                                              Vice President-General
                                               Counsel and Secretary

































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                                    EXHIBIT INDEX

          Exhibit                                                Sequential
            No.                    Description                    Page No.
          -------                  -----------                   ----------

          4.1       First Supplemental Indenture by and               6
                    among Allegheny Teledyne Incorporated,
                    Allegheny Ludlum Corporation and The
                    Chase Manhattan Bank (National Association), as Trustee, dated as of August 15, 1996

          4.2       Fourth Supplemental Indenture by and among        17
                    Allegheny Teledyne Incorporated, Teledyne,
                    Inc. and Harris Trust Company of California, as Trustee, dated as of August 15, 1996

          4.3       Third Supplemental Indenture by and among         32
                    Allegheny Teledyne Incorporated, Teledyne,
                    Inc. and Union Bank of California, N.A., as
                    Trustee, dated as of August 15, 1996